The Managers Funds




MANAGERS SHORT GOVERNMENT FUND
MANAGERS SHORT AND INTERMEDIATE BOND FUND
MANAGERS INTERMEDIATE MORTGAGE FUND
-------------------------
  ANNUAL REPORT

DECEMBER 31, 1997
------------------------
Where Leading Money Managers Converge

               MANAGERS SHORT GOVERNMENT FUND
          MANAGERS SHORT AND INTERMEDIATE BOND FUND
             MANAGERS INTERMEDIATE MORTGAGE FUND

                        Annual Report
                      December 31, 1997

                      TABLE OF CONTENTS

                                                     Begins
                                                     on Page
                                                     -------
President's Message                                     1
The Managers Funds Performance                          3
  Complete performance table for all of The Managers
   Funds as of December 31, 1997
Investment Manager's Comments                           4
  Discussion of the Funds' investment results during
  the year and cumulative total return graphs versus
  relevant index
Schedules of Portfolio Investments                     10
  Detailed portfolio listings by security type and
  industry sector, as valued at December 31, 1997
Statements of Assets and Liabilities                   17
  Fund balance sheets, Net Asset Value (NAV) per
  share computation and cumulative undistributed
  amounts
Statements of Operations                               18
  Detail of sources of income, fund expenses, and
  realized and unrealized gains (losses) during the
  year
Statements of Changes in Net Assets                    19
  Detail of changes in fund assets and distributions
  to shareholders for the past two years
Financial Highlights                                   21
  Historical net asset values, distributions, total
  returns, expense ratios, turnover ratios and net
  assets
Notes to Financial Statements                          24
  Accounting and distribution policies, details of
agreements
  and transactions with fund management and
description of
  certain investment risks
Report of Independent Accountants                      31

Investments in The Managers Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the funds are not federally insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any governmental agency.

------------------------------------------------------------
PRESIDENT'S MESSAGE
------------------------------------------------------------


[Photo of President]

DEAR FELLOW SHAREHOLDER:

    The past year was again a prosperous one for most financial assets, particularly when compared to the rate of inflation. Despite economic and financial upheaval in the Far East, the U.S. economy continued to grow at a moderate pace throughout 1997. Corporate profits and personal income rose while unemployment and the rate of inflation reached historic lows.

    Early in the year, both long and short-term interest rates rose as the economy picked up speed and investors expressed concern about rising inflation. In late March, the Federal Reserve Board raised the Fed Funds rate by 0.25%. Inflation, however remained subdued. In fact, the producer price index, which tracks wholesale price levels, fell for seven consecutive months (ending July) for the first time ever. The consumer price index, which tracks retail prices continued to rise, although at an extremely low rate. Thus, interest rates moved lower again and by early summer were nearing the levels at which they started the year.

    In July, news of the precarious economic situation in Southeast Asia began to emanate, further diminishing inflationary fears and sending interest rates lower. While the Malaysian, Indonesian and Thai governments devalued their currencies in late August and early September, investors fled to quality in the form of U.S. Treasury bonds. Throughout the fourth quarter, the economic crisis intensified and spread to other Far Eastern countries. Throughout the fourth quarter the International Monetary Fund (IMF) arranged restructuring packages accompanied by tough economic constraints with each of these countries including Korea. Due to fiscal restraints, these Asian countries cancelled infrastructure projects thus removing some of the demand for industrial commodities. In addition, Asian commodities producers increased exportation in order to raise cash while their own currencies fell. As a result, commodities prices traded sharply lower, with metals prices reaching four year lows.

    Although the flight to U.S. Treasuries continued, the prospect of deflation lured investors toward longer term securities, where they could lock in current rates. Thus, while long-term interest rates dropped sharply, short-term yields rose, leaving the yield curve relatively flat. At year end, 30-year Treasury bonds provided a yield of only 0.58% more than the yield on 3-month Treasury bills. At the end of March 1997, when long-term rates peaked, the same yield spread was 1.79%. Due to the flattening yield curve, long-term bonds significantly

------------------------------------------------------------

------------------------------------------------------------


outperformed shorter duration securities for the year. The trade-off going forward is that long-term bonds offer little yield premium to less volatile shorter duration securities, but they do offer a chance to lock in a coupon in case yields fall even lower. The current shape of the yield curve implies that investors believe that price deflation and falling interest rates are genuine possibilities.

    The yield premium for corporate bonds above similar duration Treasury yields began the year very slim and continued to tighten throughout the first nine months of the year in response to the healthy economy. Spreads widened, however, in the fourth quarter as corporate bonds responded less positively to deflationary fears than did Treasuries. Mortgage securities performed well in the fourth quarter as investors focused on their quality, however, prepayment rates are likely to rise as long-term interest rates have fallen to historically low levels inducing homeowners to refinance their mortgages.

   Foreign bond markets performed similarly well as interest rates fell across the globe. As in the U.S., government bond yield curves flattened in most European countries and Japan. In Italy, government yields fell across all maturities by almost two percentage points. Australian yields also moved lower in parallel by more than one percentage point. The yield curve for British Government bonds moved to a sharply inverted position such that three-month securities yielded
0.9 percentage points more than 30-year bonds at year-end.

    These markets provided double digit returns for the year in local currencies. However, the strength of the U.S. Dollar, which appreciated significantly versus all foreign currencies during the year, reduced foreign bond returns in U.S. Dollar terms. Far Eastern bonds other than Japanese bonds suffered as credit quality in the region diminished and currencies crashed.

    Thus,  while returns were diverse across countries,  the
Salomon   Brothers  World  Government  Bond   Index,   which
represents the average of the major markets, returned a meager 0.2% in U.S. Dollar terms for the year.

     In addition to discussions of each Fund's 1997 performance, this report provides you with a listing of the investment portfolio, financial statements, and the report of independent accountants. On the following page you'll find a performance summary for all of The Managers Funds as of December 31, 1997. Please contact us at 1-800-835-3879 if you'd like to receive a prospectus and additional information on any of the other funds in our family, or an information kit on our new no fee IRA and Roth IRA accounts. As always, should you have any questions on this report, please feel free to contact us.

    We  thank  you  for  your continued  investment  in  The
Managers Funds.

Sincerely,

/s/ Robert P. Watson
Robert P. Watson
President

------------------------------------------------------------

------------------------------------------------------------


                     THE MANAGERS FUNDS

THE MANAGERS FUNDS PERFORMANCE (unaudited)
All periods ending December 31, 1997
------------------------------------------------------------


                                          Average Annualized Total Returns+
                              ----------------------------------------------------------
                                                                          Since    Inception   Morningstar
                               1  Year    3 Years   5  Years   10 Years  Inception      Date      Rating++
                               ------     -------    -------   --------  ---------   ---------   -----------
Equity Funds:
Income  Equity  Fund            27.19%     26.01%     17.83%    15.82%    15.49%      Oct. '84     ****
Capital  Appreciation  Fund     12.74%     19.58%     14.46%    15.13%    15.27%      Jun. '84     ***
Special  Equity  Fund           24.45%     27.64%     19.05%    19.27%    17.04%      Jun. '84     ****
International  Equity  Fund     10.83%     13.26%     15.42%    11.05%    14.00%      Dec. '85     ****

Income Funds:
Short  Government  Fund          5.55%      6.35%      3.23%     5.22%     5.24%      Oct. '87     **
Short & Intermediate
      Bond  Fund                 5.87%      8.43%      4.84%     7.18%     8.36%      Jun. '84     ***
Intermediate  Mortgage Fund      8.23%      9.46%      1.85%     6.86%     7.22%      May  '86     **
Bond  Fund                      10.42%     14.91%      9.44%    10.24%    11.30%      Jun. '84     ****
Global  Bond  Fund               0.16%      7.58%        --       --       5.48%      Mar. '94     *
Money  Market  Fund              5.36%      5.29%      4.38%     5.39%     5.87%      Jun. '84     NA

------------------------------------------------------------
[FN]
Past performance is no guarantee of future results. Investment returns and share price will fluctuate. The redemption price of a mutual fund may be more or less than the purchase price. For additional or more recent information on the Managers Income Funds, or for a prospectus for the Equity Funds or the Money Market Fund, please call The Managers Funds at (800) 835-3879, or your investment adviser. Read the prospectus carefully before you invest.

+ Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect fee waivers or the reimbursement of fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.

++ Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/97 and are subject to change every month. The ratings are by asset class and are calculated from the funds'three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. For the three-, five- and ten-year periods, respectively, each of the Equity Funds other than the International Equity Fund was rated against 1,834, 1,076 and 585 equity funds, the International Equity Fund was rated against 566, 240 and 72 international equity funds, and each of the Income Funds was rated against 2,581, 1,435 and 651 fixed-income funds. Ten percent of the funds in each asset class receive five stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

                                       3

------------------------------------------------------------

MANAGERS SHORT GOVERNMENT FUND
Investment Manager's Comments
------------------------------------------------------------

   MANAGERS SHORT GOVERNMENT FUND, managed by The Managers Funds, L.P. since its inception in 1987, seeks high current income while preserving capital by investing primarily in U.S. Government securities with an average maturity of less than three years. The Managers Funds currently utilizes a single independent sub-advisor, Thomas Doyle, of Jennison Associates Capital Corp,. to manage the portfolio. Tom has managed the Fund since December, 1994.

THE PORTFOLIO MANAGER

  Tom Doyle and the fixed income team at Jennison Associates specialize in managing high quality, fixed income portfolios. They do not attempt to time the market or forecast interest rates, and thus maintain the portfolio's duration* in line with that of the Fund's benchmark, the Merrill Lynch 1-2.99 Year Treasury Index. Tom attempts to add value through bottom-up analysis of undervalued securities which will provide the best returns under a wide range of interest rate scenarios. In making purchase decisions, Jennison models potential returns for a given security and compares them to the returns for similar duration Treasury and mortgage securities. Given the high quality, high liquidity, and short duration parameters of the Fund, Tom concentrates the portfolio in U.S. Treasury and Government Agency bonds. He also makes use of collateralized mortgage obligations (CMOs) when individual CMOs or combinations of CMOs have better risk/return properties than mortgage pools.

THE YEAR IN REVIEW

   During the final six months of 1997, MANAGERS SHORT GOVERNMENT FUND provided a total return of +3.1% which brought the return for the full year to +5.6%. For the same periods, the Merrill Lynch 1-2.99 Year Treasury Index returned +3.7% and +6.7%, respectively.

   All  through  1997,  the duration of  the  portfolio  was
managed so it closely mirrored the duration of its benchmark, the Merrill Lynch 1-2.99 Year Treasury Index. The Fund's returns fell behind the Index, mainly due to the impact of Fund expenses and the Fund's relatively small asset size.

  At year end, the Fund's portfolio was concentrated in U.S. Treasury securities, with components of U.S. Government Agencies and CMOs. The Fund's effective duration and average life at year end were 1.8 and 1.5 years, respectively. At December 31, 1997, the Fund's average yield to maturity was 5.8% and its 30-day SEC yield was 4.4%.


* Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principle + interest) for a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.

------------------------------------------------------------
MANAGERS SHORT GOVERNMENT FUND
Cumulative Total Return Performance
------------------------------------------------------------

   THE MANAGERS SHORT GOVERNMENT FUND'S cumulative total return is based on the monthly change in net asset value
(NAV), and assumes that all dividends were reinvested.

   The Merrill Lynch 1-2.99 Year Treasury Index consists  of
58  U.S. Treasury securities with maturities between one and
three   years.   The  Index  assumes  reinvestment  of   all
dividends.

  This chart compares a hypothetical $10,000 investment made in Managers Short Government Fund on December 31, 1987, to a $10,000 investment made in the Merrill Lynch 1-2.99 Year Treasury Index for the same time period. Past performance is not indicative of future results.

     Measurement Period       Managers Short   ML 1-2.99 Year
  (Fiscal Year Covered)      Government Fund   Treasury Index
1987                          10000               10000
1988                          10590               10622
1989                          11510               11777
1990                          12323               12921
1991                          13657               14431
1992                          14189               15340
1993                          14730               16170
1994                          13827               16262
1995                          15169               18044
1996                          15759               18949
1997                          16633               20210

 This table shows the average annual total returns for Managers Short Government Fund for the one-year, five-year and ten-year periods through December 31, 1997, and comparable returns for the Merrill Lynch 1-2.99 Year
 Treasury Index.

 AVERAGE ANNUAL TOTAL RETURNS


                                        ANNUALIZED
                                 ----------------------------------
                                        ONE        FIVE         TEN
                                       YEAR        YEARS       YEARS
                                       -----       -----       -----
 Managers Short Government Fund         5.6%        3.2%         5.2%
 ML 1-2.99 Year Treasury Index          6.7         5.7          7.3

                              5

------------------------------------------------------------
MANAGERS SHORT AND INTERMEDIATE BOND FUND
Investment Manager's Comments
------------------------------------------------------------

   MANAGERS SHORT AND INTERMEDIATE BOND FUND, managed by The Managers Funds, L.P. since its inception in 1984, seeks high current income by investing in fixed income securities while maintaining an average portfolio maturity between one and five years. The Managers Funds currently utilizes a single independent sub-advisor, Howard Rubin of Standish, Ayer & Wood, who has managed a portion of the portfolio since August, 1991, and the entire portfolio since December, 1995.

THE PORTFOLIO MANAGER

  Howard Rubin's investment philosophy involves constructing a portfolio using active sector positioning and credit analysis. Howard does not attempt to forecast interest rates or make shifts in duration* in an attempt to add value, rather, he manages the portfolio's duration within 85% and 115% of the Fund's benchmark, which is the Merrill Lynch 1-
4.99 Year Government/Corporate Index. Howard typically constructs a diverse portfolio, using investment grade bonds including bonds from a variety of corporate sectors, asset-backed securities, private and agency mortgage securities, Treasury securities and a small portion of foreign corporate and government bonds.

THE YEAR IN REVIEW

   During the final six months of 1997, MANAGERS SHORT AND INTERMEDIATE BOND FUND provided a total return of +3.4% which brought the return for the full year to +5.9%. For the same periods, the Merrill Lynch 1 to 4.99 year Government/ Corporate Bond Index returned +4.2% and +7.2%, respectively.

   Howard's most significant portfolio change in 1997 was a reduction in the number of positions from 131 securities at the end of 1996 down to 63 securities at year end 1997. This was accomplished primarily by selling a number of mortgage securities which had diminished in size due to principal paydown. The allocation in mortgages moved from 14% of assets to 9%, and the primary benefit of this action was a reduction of the administrative cost of carrying and valuing the securities. The portfolio remains very well diversified, both on an issuer and sector basis. In conjunction with lowering the allocation in mortgage securities and U.S.
Treasury securities throughout the year, Howard increased the allocation in foreign corporate bonds.

   The Fund currently has 7% of its assets invested in U.S. Treasury securities, 9% invested in mortgage securities, 7% in foreign corporate securities and 73% in domestic corporate bonds, most of which are financial institutions bonds and asset-backed securities. The Fund's duration at year end was 2.3 years with the Index at 2.2 years. At December 31, 1997, the Fund's average yield to maturity was 6.5% and its 30-day SEC yield was 5.3%.

* Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principle + interest) for a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.

------------------------------------------------------------
MANAGERS SHORT AND INTERMEDIATE BOND FUND
Cumulative Total Return Performance
------------------------------------------------------------

  THE MANAGERS SHORT AND INTERMEDIATE BOND FUND'S cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all dividends were reinvested.

   The Merrill Lynch 1-5 Year Government/Corporate Index consists of over 2,200 government and investment grade corporate bonds with maturities between one and five years. The index is heavily weighted in U.S. Treasury issues, which make up over 75% of the index. The index assumes reinvestment of dividends.

  This chart compares a hypothetical $10,000 investment made in Managers Short and Intermediate Bond Fund on December 31, 1987, to a $10,000 investment made in the Merrill Lynch 1-5 Year Government/Corporate Index for the same time period. Past performance is not indicative of future results.

     Measurement Period       Managers Short and      ML 1-4.99 Year
  (Fiscal Year Covered)    Intermediate Bond Fund     Govt/Corp Index
1987                          10000                        10000
1988                          10579                        10636
1989                          11873                        11873
1990                          13021                        13021
1991                          14717                        14717
1992                          15731                        15731
1993                          16853                        16853
1994                          16760                        16760
1995                          18925                        18925
1996                          19806                        19806
1997                          21224                        21224

 This table shows the average annual total returns for Managers Short and Intermediate Bond Fund for the one-year, five-year and ten-year periods through December 31, 1997, and comparable returns for the Merrill Lynch 1-5
 Year Government/Corporate Index.

 AVERAGE ANNUAL TOTAL RETURNS


                                     ANNUALIZED
                                 --------------------
                                  ONE      FIVE        TEN
                                  YEAR     YEARS      YEARS
                                  -----     -----      -----
 Managers Short and
    Intermediate Bond Fund        5.9%      4.8%       7.2%
 Merrill Lynch 1-5 Year
    Government/Corporate Index    7.2       6.2        7.8

----------------------------------------------------------
MANAGERS INTERMEDIATE MORTGAGE FUND
Investment Manager's Comments
------------------------------------------------------------

   MANAGERS INTERMEDIATE MORTGAGE FUND, managed by The Managers Funds, L.P. since its inception in 1987, seeks high current income by investing primarily in mortgage related securities. The Managers Funds currently utilizes Jennison Associates Capital Corp., an independent outside sub-adviser, to manage the portfolio. Jennison has managed the Fund since October, 1994, with Thomas Doyle currently heading the team.

THE PORTFOLIO MANAGER

   Tom Doyle utilizes an experienced fixed income team as well as a proprietary analytical system to analyze and select undervalued securities which will provide stable returns under a wide range of interest rate scenarios. Tom makes no attempt to time the market or forecast interest rates, rather, he maintains the portfolio duration* close to that of the Fund's benchmark, the Salomon Brothers Mortgage Pass-through Index. In making purchase decisions, the team models potential returns for a given security and compares them to the returns for similar duration Treasury and mortgage securities. Tom also makes use of the collateralized mortgage obligation (CMO) market, selecting individual securities and combinations of securities which have better risk/return properties than can be found in the generic mortgage market.

THE YEAR IN REVIEW

  During the final six months of 1997, MANAGERS INTERMEDIATE MORTGAGE FUND provided a total return of +5.0% which brought the return for the full year to +8.2%. For the same periods, the Salomon Brothers Mortgage Pass-through Index returned +5.3% and +9.3%, respectively.

   The Fund benefited from marginal yet well timed moves between mortgages and U.S. Treasury securities in both the first and second quarters. Because the changes between the mortgages' yield spread over Treasuries was minimal, the Fund's consistent heavy concentration in mortgage securities was beneficial. Toward the end of the year, yield spreads widened slightly, but remain extremely narrow.

   The portfolio is concentrated in fixed-rate mortgage pools, with small allocations to Treasuries and fixed-rate CMOs. The average life of the portfolio was 5.8 years at year end, and the effective duration was 2.6 years. At December 31, 1997, the Fund's 30-Day SEC yield was 5.61%.


* Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principle + interest) for a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.

------------------------------------------------------------
MANAGERS INTERMEDIATE MORTGAGE FUND
Cumulative Total Return Performance
------------------------------------------------------------

  THE MANAGERS INTERMEDIATE MORTGAGE FUND'S cumulative total return is based on the monthly change in net asset value
(NAV), and assumes that all dividends were reinvested.

   The Salomon Brothers Mortgage Pass-through Index is designed to cover the performance of the entire mortgage pass-through market, including single family pools of GNMA, FHLMC and FNMA mortgage securities.

  This chart compares a hypothetical $10,000 investment made in Managers Intermediate Mortgage Fund on December 31, 1987, to a $10,000 investment made in the Salomon Brothers Mortgage Pass-through Index for the same time period. Past performance is not indicative of future results.

     Measurement Period       Managers Intermediate    Solomon Brothers
  (Fiscal Year Covered)           Mortgage Fund          Mortgage Index
1987                                  10000                    10000
1988                                  10738                    10880
1989                                  12315                    12530
1990                                  13570                    13894
1991                                  16037                    16069
1992                                  17722                    17253
1993                                  19753                    18467
1994                                  14807                    18203
1995                                  17364                    21256
1996                                  17942                    22409
1997                                  19420                    24473

 This table shows the average annual total returns for Managers Intermediate Mortgage Fund for the one-year, five-year and ten-year periods through December 31, 1997, and comparable returns for Salomon Brothers Mortgage Pass-through Index.

 AVERAGE ANNUAL TOTAL RETURNS

                                  ANNUALIZED
                                 --------------------
                               ONE    FIVE        TEN
                               YEAR  YEARS        YEARS
                              -----  -----        -----
 Managers Intermediate
    Mortgage Fund              8.2%    1.9%       6.9%
 Solomon Brothers Mortgage
    Pass-through Index         9.3     7.2        9.4

------------------------------------------------------------
MANAGERS SHORT GOVERNMENT FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997

------------------------------------------------------------

                                  PRINCIPAL
                                   AMOUNT         VALUE
------------------------------------------------------------

U.S. TREASURY NOTES -- 62.9%
7.750%, 11/30/99
  (cost $3,187,429)           $3,075,000+         $3,188,867
                                                  ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 33.1%
Federal Home Loan Mortgage Corporation,
Series 1295, Class E,
PAC, 7.250%, 03/15/04             15,993              15,948
Series 1319, Class E,
  PAC, 7.000%, 11/15/04           16,882              16,839
Series 30, Class C,
  PAC, GNMA,
  5.950%, 06/25/13                34,522              34,386
Federal National Mortgage Corporation,
Series 93-10, Class PD,
  PAC, 6.000%, 06/25/02            6,863               6,837
Series 93-32, Class PD,
  PAC-1, 5.000%,
  11/25/19                       888,822             882,983
Financing Corporation Coupon Strips,
 Series E,
 0.000%*, 11/02/98               300,000             286,146
 0.000%*, 11/02/99               486,000             437,283
                                                    ---------
TOTAL U.S. GOVERNMENT
 AGENCY OBLIGATIONS
 (cost $1,669,145)                                 1,680,423
                                                   ---------
ASSET-BACKED SECURITIES -- 3.2%

Green Tree Home
 Improvement Loan
 Trust, Series 96-F,
 Class HIA1, 6.100%,
 11/15/27                        53,167              53,731

Ford Credit Grantor Trust,
 Series 94-B, Class A,
 7.300%, 10/15/99               108,387             109,200
                                                    --------
TOTAL ASSET-BACKED SECURITIES
 (cost $162,833)                                    162,931
                                                    --------

------------------------------------------------------------

                             SHARES            VALUE
----------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.5%

JPM Prime Money
 Market Fund, 5.58%**
 (cost $25,794)               25,794         $   25,794
                                             ----------

TOTAL INVESTMENTS -- 99.7%
 (cost $5,045,201)                            5,058,015

OTHER ASSETS, LESS LIABILITIES -- 0.3%
                                                 15,940
                                             -----------

NET ASSETS -- 100.0%                        $ 5,073,955
                                            -----------

------------------------------------------------------------------------
  Note:      Based on the cost of investments of  $5,045,201
  for federal income tax purposes at December 31, 1997, the aggregate gross unrealized appreciation and depreciation was $13,445 and $631, respectively, resulting in net unrealized appreciation of investments of $12,814.

  +     Certain  principal amounts held  are  segregated  as
  collateral against open futures contracts.

 *   Zero coupon security.

   ** Yield shown for each investment company represents the December 31, 1997 seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

ABBREVIATIONS:
  PAC: Planned Amortization Class (PAC) tranches provide investors with scheduled payments (PAC Schedule) over a range of prepayment speeds (PAC band or range). PAC tranches typically are combined with companion tranches that reduce the risk of prepayments varying from a constant speed or range.

LONG FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 1997:
6 Two-Year U.S. Treasury Note contracts, expiring 3/98, face amount $1,200,000, with unrealized appreciation of $2,344.

    The accompanying notes are an integral part of these
                    financial statements.

------------------------------------------------------------------------
MANAGERS SHORT AND INTERMEDIATE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997

------------------------------------------------------------------------

                                   PRINCIPAL
                                   AMOUNT         VALUE
------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 84.7%

ASSET-BACKED SECURITIES -- 34.2%

Advanta Home Equity
 Loan Trust, Series 92-2,
 Class A1, MBIA insured,
 7.150% , 06/25/08                 $322,025        $320,817

AFC Home Equity Loan
 Trust, Series 93-1,
 Class A, 5.900%,
 05/20/08                            76,124         74,292

AFC Home Equity Loan
 Trust, Series 96-3,
 Class 1A2, 7.220%,
 02/25/27                           150,000        150,093

Citicorp Mortgage
 Securities Inc.,
 Series 97-5, PAC,
 6.500%, 11/25/27                   150,000        150,468

Contimortgage Home
 Equity Loan Trust,
 Series 94-3, Class A4,
 MBIA insured,
 7.850%, 07/15/24                   217,006        221,820

Contimortgage Home
 Equity Loan Trust,
 Series 94-4, Class A6,
 MBIA insured,
 8.270%, 12/15/24                   143,276        147,928

Equicon Home Equity
 Loan Trust, Series 95-2,
 Class A2, FGIC insured,
 6.500%, 07/18/10                   224,578        224,017

EquiCredit Home Equity
 Loan Trust, Series 93-4,
 Class A, FGIC insured,
 5.725%, 12/15/08                    63,665         62,506

First Sierra Equipment
 Lease, Series 96-2,
 Class A, 6.290%,
 11/10/04                           212,166        212,611

ASSET-BACKED SECURITIES (continued)

HFC Home Equity
 Trust, Series 92-2A,
 Class A, MBIA insured,
 6.650%, 11/20/12                  $ 35,074       $ 35,318

Independent National
 Mortgage Corp.,
 Series 96-A, Class A3,
 6.960%, 09/25/26                  450,000         452,668

Newcourt Receivables
 Asset Trust, Series
 96-2, Class A,
 6.870%, 06/20/04                  208,417         209,205

Old Stone Credit Corp.
 Home Equity Loan
 Trust, Series 92-4,
 Class A, FGIC insured,
 6.550%, 11/25/07                  38,336           38,216

Premier Auto Trust,
 Series 97-1, Class B,
 Sub. Notes, 6.550%,
 09/06/03                           300,000        301,779

Remodelers Home
 Improvement Loan
 Asset-Backed
 Certificates, Series
 95-3, Class A2,
 6.800%, 12/20/07                   159,121        159,009

Residential Funding
 Mortgage Securities II,
 Series 97-HS5,
 Class A2, 6.560%,
 5/25/27                            200,000        200,000

Standard Credit Card
 Master Trust, Series
 94-3, Class B, 7.000%,
 04/07/01                           325,000        328,656

The Money Store Home
 Equity Loan Trust,
 Series 92-B, Class A,
 MBIA insured, 6.900%,
 07/15/07                            70,487         70,987

    The accompanying notes are an integral part of these
                    financial statements.

------------------------------------------------------------------------
MANAGERS SHORT AND INTERMEDIATE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

------------------------------------------------------------------------
                                  PRINCIPAL
                                  AMOUNT          VALUE
------------------------------------------------------------------------
ASSET-BACKED SECURITIES (continued)

The Money Store Home
 Equity Loan Trust,
 Series 95-C, Class A3,
 MBIA insured, 6.550%,
 06/15/17                          $475,000       $475,741

TLFC Equipment Lease
 Trust, Series 96-1,
 Class A, 5.98%,
 11/20/02                           208,087        207,809

UCFC Home Equity
 Loan, Series 96-D1,
 Class A3, MBIA
 insured, 6.541%,
 11/15/13                           400,000        401,372

UCFC Loan Trust,
 Series 93-B1,
 Class A1, FGIC
 insured, 6.075%,
 07/25/14                           206,275        203,866

World Omni Automobile
 Lease Securitization
 Trust, Series 96-B,
 Class B, 6.850%,
 11/15/02 (a)                       250,000        251,405

World Omni Automobile
 Lease Securitization
 Trust, Series 97-A,
 Class B, 7.300%*,
 06/25/03 (a)                       250,000        253,828
                                                   ---------
TOTAL ASSET-BACKED SECURITIES
                                                 5,154,411
                                                 ---------

BANKS AND FINANCE -- 33.8%

Aames Financial Corp.,
 Senior Notes, 9.125%,
 11/01/03                            50,000         48,500

Advanta National Bank,
 Senior Notes, 6.440%,
 05/01/98                           425,000        424,923

American Health
 Properties, Inc., Notes,
 7.050%, 01/15/02                   350,000        356,283
BANKS AND FINANCE (continued)

Chelsea GCA Realty
 Partners, Notes,
 7.750%, 01/26/01                  $225,000       $232,436

Conseco Inc., Senior
 Notes, 8.125%,
 02/15/03                           300,000        319,692

First Interstate
 Bancorp., Sub.
 Notes, 9.900%,
 11/15/01                           225,000        252,554

First Nationwide
 Holdings, Inc.,
 Senior Notes,
 12.250%, 05/15/01                  225,000        248,625

Franchise Finance Corp.
 of America, Senior
 Notes, 7.000%,
 11/30/00                           200,000        202,074

Lehman Brothers
 Holdings, Inc.,
 Medium-Term
 Notes, Series B,
 7.110%, 09/27/99                   425,000         431,732

Merrill Lynch & Co.,
 Inc. Medium-Term
 Notes, Series B,
 Adjustable Rate,
 6.110%, 03/25/02**                 525,000        535,385

Reliance Group
 Holdings, Inc.,
 Senior Notes,
 9.000%, 11/15/00                   150,000        157,251

Salomon, Inc., 3 Year
 CMT, Adjustable Rate,
 5.580% , 04/05/99**                180,000        178,650

St. George Bank Ltd.,
 Notes, 6.875%,
 04/01/99 (a)                       400,000        403,164

United Companies
 Financial Corp.,
 Senior Notes, 7.000%,
 07/15/98                           100,000        100,330

       The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------
MANAGERS SHORT AND INTERMEDIATE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

------------------------------------------------------------------------
                                  PRINCIPAL
                                  AMOUNT          VALUE
------------------------------------------------------------
------------
BANKS AND FINANCE (continued)

United Companies
 Financial Corp.,
 Senior Notes, 9.350%,
 11/01/99                          $475,000       $492,323

Wellsford Residential
 Property Trust,
 Medium-Term Notes,
 Adjustable Rate,
 6.230%, 11/24/99 **                400,000        400,272

Wharf Capital International
 Ltd., 8.875%, 11/01/04             300,000        312,279
                                                   ---------

TOTAL BANKS AND FINANCE
                                                 5,096,473
                                                 ---------

INDUSTRIALS --16.7%

Cox Enterprises Inc.,
 6.250%, 08/26/99 (a)               200,000        200,066

Crescent Real Estate
 Equities Co., 6.625%,
 09/15/02 (a)                       375,000        374,599

ITT Corp., Notes,
 6.250%, 11/15/00                   275,000        270,407

Kaufman & Broad
 Home Corp., Senior
 Notes, 7.750%, 10/15/04            150,000        148,500

Kern River Funding
 Corp., Series B, Senior
 Notes, 6.720%,
 09/30/01 (a)                       200,000        203,576

Royal Caribbean Cruises
 Ltd., Senior Notes,
 8.125%, 07/28/04                   325,000        349,355

TCI Communications,
 Inc., Senior Notes,
 8.650%, 09/15/04                   300,000        328,665

USA Waste Services,
 Inc., Notes, 6.500%,
 12/15/02                           175,000        174,773

Videotron Holdings,
 Senior Notes, 11.125%,
 07/01/04                           200,000        190,496

INDUSTRIALS (continued)

WorldCom, Inc., Senior
 Notes, 9.375%,
 01/15/04                          $261,000       $276,339
                                                 ----------

TOTAL INDUSTRIALS
                                                 2,516,776
                                                 ----------

TOTAL CORPORATE DEBT SECURITIES
(cost $12,709,401)                              12,767,660
                                                ----------

U.S. TREASURY NOTES -- 7.0%

6.625%, 06/30/01                    50,000          51,383
6.500%, 08/15/05                   500,000         521,720
6.375%, 03/31/01                    75,000          76,406
6.000%, 06/30/99                   300,000         301,500
5.750%, 08/15/03                   100,000         100,062
5.625%, 11/30/98                    10,000          10,000
                                                   ---------
TOTAL U.S. TREASURY NOTES
(cost $1,057,578)                                1,061,071
                                                 ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.6%

8.750%, 04/01/01
 through 10/01/01                   88,754          92,876
                                                    --------

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.6%
Series 94-85, Class E,
 6.000%, 11/25/06                 250,000           248,827
                                                    --------

RESOLUTION TRUST CORPORATION -- 1.9%
Series 92-7, Class A1,
 6.825% , 03/25/22                233,391           282,417
                                                    --------
TOTAL U.S. GOVERNMENT AGENCY
 OBLIGATIONS
 (cost $629,092)                                    624,120
                                                    --------
FOREIGN CORPORATE OBLIGATIONS -- 1.6%

Brascan Ltd., 7.375%, 10/01/02
 (cost $230,663)                  225,000           232,502

       The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------
MANAGERS SHORT AND INTERMEDIATE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

------------------------------------------------------------------------
                                  SHARES          VALUE
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.3%

OTHER INVESTMENT COMPANIES -- 0.1%

JPM Prime Money
 Market Fund, 5.58%***           2,656            $2,656
                                                  --------
------------------------------------------------------------------------
                                 PRINCIPAL
                                   AMOUNT
------------------------------------------------------------------------

DISCOUNT NOTES -- 2.2%

Goldman Sachs Group
 L.P., Notes, 6.300%,
 01/05/98                          $350,000        349,755
                                                   --------

TOTAL SHORT-TERM INVESTMENTS
(cost $352,411)                                    352,411
                                                   --------

TOTAL INVESTMENTS -- 99.7%
(cost $14,979,145)                               15,037,764

OTHER ASSETS, LESS
 LIABILITIES -- 0.3%                                 44,204
                                                 ----------

NET ASSETS -- 100.0%                              $15,081,968
                                                  -----------

------------------------------------------------------------------------

  Note:      Based on the cost of investments of $14,979,145
  for  federal income tax purposes at December 31, 1997, the aggregate  gross unrealized appreciation and  depreciation was  $103,445 and $44,826, respectively, resulting in  net unrealized appreciation of investments of $58,619.
------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED):
The composition of long-term debt holdings as a percentage of the total value of investments in securities is as follows:

          S&P'S/MOODY'S
             RATINGS
       Gov't/AAA         42%
             AA           4
              A          18
            BBB          30
             BB           6
                         ---
                         100%
                         ---
       * Zero coupon security.

      ** Variable rate security. Coupon or dividend ratedisclosed is that in effect at December 31, 1997.

     *** Yields shown for each investment company represent the December
       31, 1997 seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

     (a)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 1997, the value of these securities amounted to $1,686,628, or 11.2% of net assets.

ABBREVIATIONS:
        CMT:   Constant Maturity Treasury Index
        FGIC:  Financial Guaranty Insurance Co.
        MBIA:  Municipal Bond Investors Assurance Corp.


    The accompanying notes are an integral part of these
                    financial statements.

------------------------------------------------------------------------
MANAGERS INTERMEDIATE MORTGAGE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997

------------------------------------------------------------------------
                                  PRINCIPAL
                                  AMOUNT          VALUE
------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 81.2%
8.00%, 06/01/26                $1,787,517 +      $1,851,743
7.50%, 02/01/26
 through 09/01/27               7,092,537 +       7,260,897
7.50%, TBA**                    4,000,000         4,095,000
7.00%, 05/01/27                   446,009           449,212
6.50%, 09/01/10                 3,869,128 +       3,893,310
                                                  ----------
TOTAL FNMAs
 (cost $17,237,910)                               17,550,162
                                                  ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 10.5%
10.50%, 12/15/20                  587,223            659,962
10.00%, 07/15/22
 through 02/15/25                 730,466            812,322
  5.00%, TBA**                    800,000            791,250
                                                   ----------
TOTAL GNMAs
 (cost $2,222,301)                                 2,263,534
                                                   ----------

U.S. TREASURY NOTES -- 10.0%
7.50%, 11/15/01                   500,000            530,080
7.25%, 08/15/04                 1,500,000  +       1,621,170
                                                   ----------
TOTAL U.S. TREASURY NOTES
 (cost $2,133,984)                                 2,151,250
                                                   ----------
ASSET-BACKED SECURITIES -- 1.0%
Green Tree Home
 Improvement Loan
 Trust, Series 96-F,
 Class HIA1, 6.10%,
 11/15/27
 (cost $220,812)                  220,847           223,190

-----------------------------------------------------------------------
                                     SHARES          VALUE
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 19.3%
OTHER INVESTMENT COMPANIES -- 12.4%

Calvert Cash Reserves
 Institutional Prime
 Fund, 5.90%*                     948,333            948,333

OTHER INVESTMENT COMPANIES (continued)
JPM Prime Money
 Market Fund, 5.58%*              701,293          $ 701,293

Landmark Institutional
 Liquid Reserves,
 5.60%*                         1,022,798          1,022,798
                                                   ---------
TOTAL OTHER INVESTMENT COMPANIES                   2,672,424
                                                   ---------
-----------------------------------------------------------------------
                                   PRINCIPAL
                                   AMOUNT
-----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.9%
State Street Bank &
 Trust Co., dated 12/31/97,
 due 01/02/98, 5.000%,
 total to be received
 $1,499,416 (secured
 by $1,565,000 FNMA
 7.00%, due 08/25/19
 market value
 $1,566,455), at cost             $1,499,000           1,499,000
                                                       ---------

TOTAL SHORT-TERM INVESTMENTS
 (cost $4,171,424)                                     4,171,424
                                                       ---------
TOTAL INVESTMENTS -- 122.0%
 (cost $25,986,431 )                                  26,359,560
OTHER ASSETS, LESS
 LIABILITIES -- (22.0%)                               (4,759,231)
                                                      -----------
NET ASSETS -- 100.0%                                 $21,600,329
                                                      -----------

------------------------------------------------------------------------
  Note:      Based on the cost of investments of $25,986,431
  for  federal income tax purposes at December 31, 1997, the
  aggregate   gross unrealized appreciation and depreciation
  was $373,674 and $545, respectively, resulting in net unrealized appreciation of investments of $373,129.

         * Yield shown for each investment company represents the December 31, 1997 seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.


       The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------
MANAGERS INTERMEDIATE MORTGAGE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (concluded)
December 31, 1997
------------------------------------------------------------------------

   **TBA securities are purchased on a forward commitment basis with an approximate principal amount, interest rate, and no definite maturity date. The actual principal amount, interest rate, and maturity will be determined upon settlement. Such securities are subject to market fluctuations during the period from transaction date to settlement date. At December 31, 1997, such securities amounted to $4,886,250, or 22.6% of net assets.

+Certain principal amounts held are segregated as collateral for TBA securities.

ABBREVIATIONS:
  PAC:Planned Amortization Class (PAC) tranches provide investors with scheduled payments (PAC Schedule) over a range of prepayment speeds (PAC band or range). PAC tranches typically are combined with companion tranches that reduce the risk of prepayments varying from a constant speed or range.



    The accompanying notes are an integral part of these
                    financial statements.

------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

------------------------------------------------------------------------

                    Managers             Managers       Managers
                     Short              Short and    Intermediate
                    Government         Intermediate     Mortgage
                      Fund             Bond Fund         Fund
                    -----------       -------------   ------------
ASSETS:
 Investments at value*   $5,058,015    $15,037,764       $26,359,560
 Cash                            --             --               458
 Foreign currency
  (cost $382)                    --            396                --
 Receivable for Fund
  shares sold                   961          3,702            16,448
 Interest receivable         25,554        192,226           151,824
 Variation margin receivable  1,219             --                --
 Prepaid expenses             8,116         11,175            12,785
                         -----------      ---------        ----------
  TOTAL ASSETS            5,093,865     15,245,263        26,541,075
                        -----------     ----------       -----------

LIABILITIES:
 Payable for Fund
  shares repurchased         1,237        118,374             25,518
 Dividends payable
  to shareholders            1,479             --                 --
 Payable for investments
  purchased, delayed
  delivery                      --             --          4,869,097
 Accrued expenses:
 Investment advisory and
   management fees             868          6,537              8,285
 Administrative fees            --          3,268              4,603
 Other                      16,326         35,116             33,243
                          --------        --------          ---------
  Total liabilities         19,910        163,295          4,940,746
                          --------       ---------         ---------
NET ASSETS            $  5,073,955   $ 15,081,968      $  21,600,329
                      -------------   ------------      -------------
 Shares outstanding        292,088        772,847          1,392,245
                      -------------   ------------      -------------
Net asset value, offering
 and redemption
   price per share          $17.37         $19.51             $15.51
                            ------         ------             ------

NET ASSETS REPRESENT:
 Paid-in capital       $18,515,467   $ 28,151,855       $101,356,880
 Undistributed net
  investment income            129         13,915             10,323
 Accumulated net realized
  loss from investments,
  futures, and foreign
  currency transactions(13,456,798)   (13,142,435)       (80,140,003)
 Net unrealized
   appreciation of
   investments,
   futures and foreign
  currency translations     15,157          58,633           373,129
                      ------------    ------------      ------------

NET ASSETS             $ 5,073,955    $ 15,081,968     $  21,600,329
                      ------------    ------------     -------------
 *Investments at cost  $ 5,045,201    $ 14,979,145     $  25,986,431
                      ------------    ------------     -------------


    The accompanying notes are an integral part of these
                    financial statements.

                             17

-----------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF OPERATIONS
For the year ended December 31, 1997

------------------------------------------------------------------------

                         Managers       Managers          Managers
                          Short        Short and       Intermediate
                       Government     Intermediate        Mortgage
                           Fund        Bond Fund            Fund
                       -----------    -------------    ------------
INVESTMENT INCOME:
 Interest income      $   351,860        $1,232,078      $1,566,735

 Dividend income               --               780              --
 Other income                  --               112              --
                      -----------       -----------     -----------

Total investment income   351,860         1,232,970       1,566,735

EXPENSES:
 Investment advisory
  and management fees      23,790            88,839         101,414
 Administrative fees       10,573            44,420          56,341
 Custodian fees            10,597            36,891          25,330
 Audit fees                14,712            30,630          26,561
 Transfer agent fees       11,661            20,075          22,475
 Registration fees          9,495            12,019          13,398
 Insurance                  1,138             4,356           5,135
 Legal fees                   229             1,206           1,565
 Trustee fees                 215               697             851
 Miscellaneous expenses     2,031             9,674          16,492
                          -------           -------         -------
 Total expenses            84,441           248,807         269,562
 Less: fee waiver         (23,790)               --              --
                         --------           -------         -------
 Net expenses              60,651           248,807         269,562
                         --------           -------         -------
  Net investment income   291,209           984,163       1,297,173
                         --------           -------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain
 (loss) on investment
   transactions and
  futures contracts       (65,047)        (177,477)        108,768
 Net unrealized
  appreciation of
 investments, futures
  and foreign currency
    translations           50,692          156,158         358,209
                          -------         --------        --------
 Net realized and
  unrealized gain (loss)  (14,355)         (21,319)        466,977
                          -------         --------        --------

NET INCREASE IN NET
 ASSETS RESULTING
  FROM OPERATIONS     $   276,854      $   962,844      $1,764,150
                      -----------      -----------      ----------

    The accompanying notes are an integral part of these
                    financial statements.

------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------


                                MANAGERS SHORT
                               GOVERNMENT FUND
                         -----------------------------------
                              FOR THE YEAR ENDED
                                  DECEMBER 31,
                         -----------------------------------
                                   1997           1996
                                  --------       -------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
 Net investment income          $291,209        $333,857
 Net realized gain (loss) on
 investments, futures and
 foreign currency transactions  (65,047)         (34,469)
 Net unrealized appreciation
 (depreciation) of investments,
 futures and foreign currency
 translations                    50,692          (80,145)
                                --------         --------
  Net increase in net assets
   resulting from operations    276,854          219,243
                                --------         --------

DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income    (293,161)        (334,814)
                               ---------        --------

FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares  2,165,355       4,423,184
 Net asset value of shares issued
  in connection with reinvestment
  of dividends                   271,442         270,219
 Cost of shares repurchased   (3,459,258)     (4,301,319)
                              ----------      -----------
  Net increase (decrease) from
    capital share transactions(1,022,461)       392,084
                              ----------      ----------
 Total increase (decrease) in
 net assets                   (1,038,768)       276,513

NET ASSETS:
 Beginning of year             6,112,723      5,836,210
                               ----------     ---------
 End of year                 $ 5,073,955    $ 6,112,723
                               -----------  -----------
End of year undistributed
 (overdistributed) net
 investment income           $       129    $     2,447
                             -----------    -----------
------------------------------------------------------------------------
SHARE TRANSACTIONS:
 Sale of shares                  124,860        252,519
 Shares issued in connection
 with reinvestment of dividends   15,680         15,437

 Shares repurchased             (199,713)      (245,221)
                                 --------       --------
  Net increase (decrease)
  in shares                      (59,173)        22,735
                                 --------       --------

    The accompanying notes are an integral part of these
                    financial statements.

------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------


                            MANAGERS SHORT         MANAGERS
                           AND INTERMEDIATE      INTERMEDIATE
                            BOND FUND           MORTGAGE FUND
                       -----------------------------------------
                          FOR THE YEAR ENDED    FOR THE YEAR ENDED
                             DECEMBER 31,           DECEMBER 31,
                         ---------------------------------------
                            1997      1996       1997     1996
                         -------     -------    ------    ------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
 Net investment income  $984,163   $1,260,301  $1,297,173 $1,846,805
 Net realized gain (loss)
 on investments,
 futures and foreign
 currency transactions  (177,477)    (122,043)    108,768   (210,231)
 Net unrealized appreciation
  (depreciation) of
   investments,
  futures and foreign
  currency translations  156,158    (185,227)     358,209   (884,250)
                        --------     --------     -------    --------
  Net increase in net
  assets resulting
  from operations        962,844     953,031    1,764,150    752,324
                        --------    --------    ---------    -------

DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment
 income                 (954,428) (1,196,229)  (1,260,846)(1,797,552)
                        --------- -----------  ----------- ---------

FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale
  of shares            6,970,193   8,757,123   4,166,005   5,181,660
 Net asset value of shares
  issued in connection with
  reinvestment of
 dividends               770,320     872,417     941,342   1,102,190
 Cost of shares
 repurchased         (15,046,564)(12,247,849) (8,856,088)(20,414,820)
                      ----------- ----------  ----------  ----------

  Net increase (decrease)
  from capital share
  transactions        (7,306,051)(2,618,309)  (3,748,741)(14,130,970)
                       ---------  -----------  ---------  ----------

 Total increase (decrease)
 in net assets        (7,297,635)(2,861,507)  (3,245,437)(15,176,198)
                       ---------  -----------  ---------- ----------

NET ASSETS:
 Beginning of year    22,379,603 25,241,110   24,845,766  40,021,964
                      ---------- ----------   ----------  ----------
 End of year         $15,081,968$22,379,603  $21,600,329 $24,845,766
                     -----------------------------------------------
End of year undistributed
(overdistributed) net
 investment income   $    13,915$  (12,041)  $    10,323 $   (3,239)
                     -----------------------------------------------
--------------------------------------------------------------------

SHARE TRANSACTIONS:
 Sale of shares          357,625   449,976       273,349    342,073
 Shares issued in
 connection with
 reinvestment of
 dividends                39,627    44,946        61,782     73,023
 Shares repurchased     (774,840) (627,949)     (581,240)(1,352,144)
                        --------- ---------     --------- ---------
  Net increase (decrease)
  in shares             (377,588) (133,027)     (246,109)  (937,048)
                        -------------------------------------------


    The accompanying notes are an integral part of these
                    financial statements.

------------------------------------------------------------------------
MANAGERS SHORT GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
For  a  share  of capital stock outstanding throughout each year

------------------------------------------------------------------------

                                   Year ended December 31,
                       -------------------------------------------------
                         1997       1996       1995(b)       1994    1993

NET ASSET VALUE,
 BEGINNING OF YEAR     $17.40     $17.76      $16.96       $19.35  $19.86

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income   0.97       1.02        0.98         0.86    1.28

Net realized and
  unrealized gain (loss)
  on investments        (0.02)     (0.37)       0.63        (2.01)  (0.53)
                        ------     ------      -----        ------  ------
Total from
   investment
  operations            0.95        0.65        1.61        (1.15)   0.75
                       ------      ------      -----        ------   -----

LESS DISTRIBUTIONS TO SHAREHOLDERS:

 From net investment
 income                (0.98)      (1.01)      (0.50)       (1.17)  (1.26)
In excess of net
  investment
  income                  --           --      (0.31)       (0.07)     --
                       ------     --------     --------    -------   ------

Total distributions to
    shareholders       (0.98)      (1.01)      (0.81)       (1.24)   (1.26)
                    --------      -------     -------      --------  ------
NET ASSET VALUE,
 END OF YEAR          $17.37      $17.40      $17.76      $ 16.96    $19.35
                     -------     -------      ------       -------    ------
-----------------------------------------------------------------------------
Total Return(c)        5.55%        3.89%       9.71%       (6.18)%    3.81%
-----------------------------------------------------------------------------

Ratio of net expenses
to average net assets  1.15%       1.17%        1.25%        0.97%     0.87%
Ratio of net
investment income
to average net assets  5.51%       5.85%        5.62%        7.06%     8.71%
Portfolio turnover      191%        169%         238%         140%      189%

Net assets at end
of year
(000's omitted)      $5,074      $6,113       $5,836      $10,263   $87,874
---------------------------------------------------------------------------

Expense Waiver(a)
Ratio of total
expenses to
average net assets     1.60%      1.62%         1.65%        1.03%     0.96%
Ratio of net
investment income
to average net assets  5.06%      5.40%         5.22%        7.00%     8.62%
----------------------------------------------------------------------------

(a)Ratio information assuming no waiver of investment advisory and management fees and/or administrative fees in effect for the years presented. (See Note 2).
(b)Calculated using the average shares outstanding during the year.
(c)The total return would have been lower had certain expenses not been reduced during the years shown.

-----------------------------------------------------------------------
MANAGERS SHORT AND INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year

------------------------------------------------------------------------

                                          Year ended December 31,
                               -------------------------------------------------
                               1997       1996       1995          1994       1993

NET ASSET VALUE,
 BEGINNING OF YEAR           $19.45     $19.67     $18.06        $21.23     $20.89

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income         1.08       1.03       1.28          1.45       1.38

Net realized and
  unrealized gain (loss)
  on investments               0.03      (0.24)      1.45         (3.17)      0.34
                             ------      ------     -----         ------     ------
Total from
   investment
  operations                   1.11       0.79       2.73         (1.72)      1.72
                             ------     ------      -----         ------     -----

LESS DISTRIBUTIONS TO SHAREHOLDERS:

 From net investment
 income                       (1.05)    (1.01)      (1.09)       (1.37)      (1.38)
In excess of net
  investment
  income                         --        --       (0.03)       (0.08)        --
                             ------     -------     ------       ------    -------

Total distributions to
    shareholders             (1.05)     (1.01)      (1.09)       (1.37)      (1.38)
                           --------     -------     -------      ------     --------
NET ASSET VALUE,
 END OF YEAR                $19.51     $19.45      $19.67      $ 18.06      $21.23
                           -------    -------      ------      -------      ------
-----------------------------------------------------------------------------------
Total Return(c)               5.87%      4.15%      15.57%       (8.37)%      8.49%
-------------------------------------------------------------------------------------

Ratio of net expenses
to average net assets         1.40%      1.45%       1.50%         1.05%      0.94%
Ratio of net
investment income
to average net assets         5.54%      5.43%       6.52%         7.11%      6.58%
Portfolio turnover              91%        96%        131%           57%       126%

Net assets at end
of year (000's omitted)    $15,082    $22,380     $25,241       $30,956   $112,228
---------------------------------------------------------------------------------

------------------------------------------------------------------------
MANAGERS INTERMEDIATE MORTGAGE FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year

------------------------------------------------------------------------

                                      Year ended December 31,
                      -------------------------------------------------
                           1997       1996       1995(b)       1994    1993

NET ASSET VALUE,
 BEGINNING OF YEAR       $15.17     $15.54      $14.20       $20.65   $21.13
                         ------     ------      ------        ------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income     0.87       0.87        0.93         1.52     1.94

Net realized and
  unrealized gain (loss)
  on investments           0.33      (0.38)       1.45        (6.56)   (0.44)
                         ------     ------       -----        ------   ------
Total from
   investment
  operations              1.20        0.49        2.38        (5.04)     2.38
                        ------      ------       -----        ------    -----

LESS DISTRIBUTIONS TO SHAREHOLDERS:

 From net investment
 income                 (0.86)      (0.86)       (1.03)       (1.41)    (2.28)
  From net realized
  gain on
  investments              --          --           --           --     (0.51)
In excess of net
  investment
  income                   --          --         (0.01)         --        --
In excess of net
   realized gain
   on investments          --          --            --          --     (0.07)
                        ------     -------         ------     ------    -------

Total distributions to
    shareholders       (0.86)      (0.86)         (1.04)       (1.41)   (2.86)
                      --------     -------        -------     -------   -------
NET ASSET VALUE,
 END OF YEAR          $15.51      $15.17         $15.54      $ 14.20   $20.65
                      -------      -------      --------      -------   ------
--------------------------------------------------------------------------------
Total Return(c)         8.23%      3.33%          17.27%      (25.00)%(b)11.45%
--------------------------------------------------------------------------------

Ratio of net expenses
to average net assets   1.20%      1.19%           1.17%         0.85%    0.75%
Ratio of net
investment income
to average net assets   5.76%      5.78%           6.33%         8.37%    8.90%
Portfolio turnover       317%       232%            506%          240%     253%

Net assets at end
of year
(000's omitted)      $21,600    $24,846         $40,022       $55,986 $271,861
------------------------------------------------------------------------------

Expense Waiver(a)
-----------------
Ratio of total
expenses to
average net assets      N/A        N/A             N/A          0.92%     0.82%
Ratio of net
investment income
to average net assets   N/A        N/A             N/A          8.30%     8.83%
-------------------------------------------------------------------------------

(a)Ratio information assuming no waiver of investment advisory and management fees and/or administrative fees in effect for the years presented. (See Note 2).
(b)The total return would have been lower had certain expenses not been reduced during the year.

--------------------------------------------------------------------------
THE MANAGERS FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Managers Funds (the Trust) is a no-load, open-end, management investment company, organized as a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended. Currently the Trust is comprised of 11 investment series. Included in this report are Managers Short Government Fund ("Short Government"), Managers Short and Intermediate Bond Fund ("Short and Intermediate") and Managers Intermediate Mortgage Fund ("Intermediate Mortgage"), collectively the "Funds."

The Funds' financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in preparation of its financial statements:

  (A)     VALUATION OF INVESTMENTS
Fixed income securities are valued based upon valuations furnished by independent pricing services that utilize matrix systems which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Exchange-traded equity securities are valued at the last quoted sales price, or in the absence of any sales, on the basis of the last quoted bid price. Over-the-counter securities for which market quotations are readily available are valued at the last quoted bid price. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost which approximates market. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees.

Investments in certain mortgage-backed, stripped mortgage-backed and other debt securities, including derivative securities, not traded on an organized market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

  (B)     SECURITY TRANSACTIONS
Security  transactions are accounted for as of  trade  date.
Gains and losses on securities sold are determined on the basis of identified cost.

  (C)     INVESTMENT INCOME AND EXPENSES
Interest income is determined on the basis of interest accrued. Discounts and premiums are amortized using the effective interest method when required for Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Other income and expenses are recorded on an accrual

------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------

basis. Expenses which cannot be directly attributed to a particular fund are apportioned among the Funds in the Trust based upon their average net assets.

  (D)     DIVIDENDS AND DISTRIBUTIONS
Dividends resulting from net investment income normally will be declared daily for Short Government and monthly for Short and Intermediate and Intermediate Mortgage. These dividends normally will be payable on the third to the last business day of the month. Distributions of capital gains to shareholders will only be made to the extent that net capital gains realized for tax purposes exceed that Fund's capital loss carryovers.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, option transactions, futures, market discount and losses deferred due to wash sales. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

  (E)     REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by that Fund may be delayed or limited.

  (F)     FEDERAL TAXES
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

  (G)     CAPITAL LOSS CARRYOVER
As of December 31, 1997, the Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through December 31, 2005.


                         Capital
                         Loss
Fund                     Amount         Expires
Short
  Government        $ 1,580,146         2001
                     11,764,816         2002
                         48,483         2004
                         61,007         2005
Short and
  Intermediate        2,885,440         1998
                      2,344,832         2002
                      7,662,253         2003
                         70,518         2004
                        179,401         2005
Intermediate
  Mortgage           59,119,637         2002
                     20,796,333         2003
                        224,035         2004

------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------

  (H)     CAPITAL STOCK
The Trust's Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

  (I)     DELAYED DELIVERY TRANSACTIONS
The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

The Funds may receive compensation for interest forgone on entering into delayed delivery transactions. The Funds identify cash or securities as segregated in its custodial records with a value at least equal to the amount of the forward purchase commitment.

  (J)     FOREIGN CURRENCY TRANSLATION
The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions will represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate that portion of the results of operations resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2)  AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Managers Funds, L.P. (the "Investment Manager") provides or oversees investment advisory and management services to the Funds under Management Agreements with each Fund. The Investment Manager selects portfolio managers for each Fund (subject to Trustee approval), and monitors the portfolio manager's investment programs and results. Each Fund's investment portfolio is managed by portfolio managers who serve pursuant to Portfolio Management Agreements with the Investment Manager and the Fund. Certain trustees and officers of the Funds are officers of the Investment Manager.

Investment advisory and management fees are paid directly by each Fund to The Managers Funds, L.P. based on each Fund's average daily net assets. The annual investment advisory and management fee rates for Short Government, Short and Intermediate and Intermediate Mortgage as a percentage of each Fund's average daily net assets for the fiscal year ended December 31, 1997, were 0.45%, 0.50% and 0.45%,

------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------

respectively.   With  respect  to  Short   Government,   the
Investment Manager has elected to waive 0.25% of its advisory and management fee for the fiscal year ended December 31, 1997. This waiver may be modified or terminated at any time at the sole discretion of the Investment Manager.

The Trust has adopted an Administration and Shareholder Servicing Agreement. The Managers Funds, L.P. serves as each Fund's administrator (the "Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders.

For the fiscal year ended December 31, 1997, Short and Intermediate and Intermediate Mortgage each paid a fee to the Administrator at the rate of 0.25% per annum of each Fund's average daily net assets. For this period, the Administrator was due a fee from Short Government of 0.20% per annum of the Fund's average daily net assets, all of which was waived. This waiver may be modified or terminated at any time at the sole discretion of the administrator. The fees paid to the Administrator are established by the Trustees and may not exceed the annual rate of 0.25% of each Fund's average daily net assets.

An aggregate annual fee of $10,000 is paid to each outside Trustee for serving as a Trustee of the Trust. In addition, these Trustees receive meeting fees of $750 for each in-person meeting attended, and $200 for participation in any telephonic meetings. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees.

(3) PURCHASES AND SALES OF SECURITIES
Portfolio  purchases, and sales or maturities, of  long-term securities, U.S. Government securities and futures contracts during  the  fiscal year ended December  31,  1997  were  as follows:
------------------------------------------------------------------------

                            Long-term                U.S. Government
                            Securities               Securities Only
                     -----------------------      -------------------------
 Fund                 Purchases        Sales        Purchases          Sales
 -----                -----------      ------       ----------          -----
 Short Government     $10,722,606    $10,086,981    $ 9,465,901     $10,075,994
 Short and
 Intermediate          15,874,808     21,808,214      4,325,804       6,375,403
 Intermediate
  Mortgage             74,496,965     76,288,764      6,949,684       6,288,705


                         Long Futures Contracts         Short Futures Contracts
                         -----------------------        ------------------------
 Fund                    Opened          Closed         Opened          Closed
 -----                   ------          ------         --------        -------
 Short Government   $  5,170,845    $  4,554,951              --              --
 Intermediate Mortgage        --              --              --      $1,084,375
---------------------------------------------------------------------------------

                             27

------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------
(4) FORWARD COMMITMENTS
Certain   transactions,   such  as   futures   and   forward
transactions, dollar roll agreements, or purchases of  when-
issued  or  delayed delivery securities may have  a  similar effect  on  a  Fund's net asset value as  if  the  Fund  had created a degree of leverage in its portfolio. However, if a
Fund enters into such a transaction, the Fund will establish a  segregated  account with its Custodian in which  it  will maintain  cash, U.S. government securities or  other  liquid
high-grade   debt  obligations  equal  in   value   to   its
obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

  (A)     FORWARD FOREIGN CURRENCY CONTRACTS
  (SHORT AND INTERMEDIATE ONLY)
From  time  to  time, Short and Intermediate may  invest  in
forward   foreign   currency   exchange   contracts.   These
investments may involve greater market risk than the amounts disclosed in the Fund's financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Fund may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During   the  year  ended  December  31,  1997,  Short   and
Intermediate made no investments in forward foreign currency exchange contracts.

  (B)     FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

There are several risks in using futures contracts. Futures prices may not cor-

------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------

relate perfectly with the behavior of cash market prices of the instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction, or the Fund's portfolio manager may be incorrect in its expectation of future prices. There is also a risk that a secondary market in the instruments that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so.

A Fund may use futures contracts as a hedge to protect the value of its portfolio against changes in prices of the financial instruments in which it may invest. During the fiscal year ended December 31, 1997, Intermediate Mortgage and Short Government each entered into futures contracts to manage the Fund's duration to that of its respective benchmark index.

  (C)     DOLLAR ROLL AGREEMENTS
Short Government and Intermediate Mortgage may enter into dollar roll agreements whereby the Fund sells securities and agrees to repurchase them or substantially similar securities, at a mutually agreed upon date and price. Dollar roll agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase.

In the event the buyer of the securities under a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the dollar roll agreement may effectively be restricted pending such decision.

(5) RISKS ASSOCIATED WITH COLLATERAL MORTGAGE OBLIGATIONS ("CMOS") AND INDEXED SECURITIES
The net asset values of the Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs, inverse floaters, super floaters and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received from mortgagees, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. In another version of mortgage-related securities, all interest payments go to one class of holders -- "Interest Only" or "IO" --and all of the principal goes to a second class of holders -- "Principal Only" or "PO." The yield to maturity on an IO is extremely sensitive to the rate of principal prepayments on the related underlying mortgage assets and a rapid rate of principal prepayments may have an adverse effect on yield to maturity. If greater than anticipated prepayments of principal are experienced, the Fund may fail to fully recoup its investment. Conversely, if less than anticipated prepayments of principal occur, the yield on a PO class could be materially affected.

CMOs may have a fixed or variable rate of interest, including inverse floating rate securities on which the interest

------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------

rates  typically  decline  as  market  rates  increase   and
increase   as  market  values  decline.  Accordingly,   such
instruments can be expected to be more volatile than fixed rate or other variable rate securities.

The Funds may also invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(6)  CONTINGENCIES
A lawsuit seeking class action status has been filed against Managers Intermediate Mortgage Fund, the Manager and the Trust, among other defendants in the United States District Court for the District of Connecticut in September, 1994.
The plaintiffs seek unspecified damages based upon losses alleged in the fund named above. The parties have now entered into an agreement to settle all claims by the purported class. However, the settlement is subject to court approval and certain other conditions, such as the minimum percentage of class members agreeing to participate in the settlement. For these and other reasons, there can be no assurance that the settlement will be consummated. In addition, a non-class action lawsuit based on similar allegations has been filed by a customer against certain of the defendants named in the class action lawsuit, as well as Managers Short Government Fund and Managers Short and Intermediate Bond Fund. The parties have now entered into an
agreement to settle all claims by this customer  and      the
settlement is conditional on, among other things, the settlement of the class action lawsuit. Certain other customers,
who  are  potentially  members  of   the
plaintiff class in the class action lawsuit referred to above, have asserted that they may file similar lawsuits
based  on  similar  claims,  but  have  not  yet  done   so.
Management continues to believe that it has meritorious defenses and, if the cases are not settled, the Management intends to defend vigorously against these actions.

------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------
To the Trustees of The Managers Funds and the Shareholders of Managers Short Government Fund, Managers Short and
Intermediate  Bond  Fund and Managers Intermediate  Mortgage
Fund:

   We have audited the accompanying statements of assets and liabilities of Managers Short Government Fund, Managers Short and Intermediate Bond Fund and Managers Intermediate Mortgage Fund, including the schedules of portfolio investments, as of December 31, 1997 and the related statements  of  operations  for the  year  then  ended,  the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managers Short Government Fund, Managers Short and Intermediate Bond Fund and Managers Intermediate Mortgage Fund as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                    COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 20, 1998

------------------------------------------------------------------------
                  [THE MANAGERS FUNDS LOGO]



FUND DISTRIBUTOR
THE MANAGERS FUNDS, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203)857-5321 or (800)835-3879

CUSTODIAN
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, New York 10022

TRANSFER AGENT
Boston Financial Data Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800)252-0682




This report is prepared for the infor-
mation of shareholders. It is authorized for distribution to prospective investors only when preceded by an effective pro-spectus


THE MANAGERS FUNDS
EQUITY FUNDS:

INCOME EQUITY FUND
 Scudder Kemper Investments, Inc.
 Chartwell Investment Partners, L.P.
CAPITAL APPRECIATION FUND
 Essex Investment Management
  Company, Inc.
 Husic Capital Management
SPECIAL EQUITY FUND
 Liberty Investment Management
 Pilgrim Baxter & Associates
 Westport Asset Management, Inc.
 Kern Capital Management, LLC
INTERNATIONAL EQUITY FUND
 Scudder Kemper Investments, Inc.
 Lazard Asset Management Co.
EMERGING MARKETS
 EQUITY FUND
 Montgomery Asset Management, LLC
 State Street Global Advisors,
 United Kingdom, Limited

Income Funds:
MONEY MARKET FUND
 J.P. Morgan
SHORT GOVERNMENT FUND
 Jennison Associates Capital Corp.
SHORT AND INTERMEDIATE
 BOND FUND
 Standish, Ayer & Wood, Inc.
INTERMEDIATE MORTGAGE FUND
 Jennison Associates Capital Corp.
BOND FUND
 Loomis, Sayles & Company, Inc.
GLOBAL BOND FUND
 Rogge Global Partners



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